UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 4, 2007

ATLAS MINING COMPANY
(Exact name of registrant as specified in its charter)

Idaho	000-31380	82-0096527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

912 McKinley Ave, Kellogg, Idaho		83837
(Address of principal executive offices)		(Zip Code)

(208) 783-0270
Issuer's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

a)	On December 4, 2007, Atlas Mining Company (“the Company”) received a letter of resignation from Mark Kockler as Vice President and Chief Operating Officer effective immediately.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS MINING COMPANY
(Registrant)
Date	December 5, 2007
/s/ William T. Jacobson
By: William T. Jacobson
Interim Chief Executive Officer and President